UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2005

MONACO COACH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91320 Industrial Way
Coburg, Oregon 97408
(Address of principal executive offices, including zip code)

(541) 686-8011
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 16, 2005, Carl E. Ring, Jr., a director of Monaco Coach Corporation, advised the Board of Directors that he does not intend to stand for re-election at the company’s annual meeting of stockholders to be held in May 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005	MONACO COACH CORPORATION

	By:	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer